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                                                                 Exhibit 10.1

                  ADDENDUM DATED AS OF THE 1ST DAY OF DECEMBER, 2000.

BETWEEN:

                  LUC SCHELFHOUT, of Stekene

                  (hereinafter referred to as "L. Schelfhout")

                                            - and -

                  HILDE DE LAET, of Stekene

                  (hereinafter referred to as "H. De Laet")

                                            - and -

                  E-AUCTION BELGIUM N.V., a corporation incorporated under the laws of Belgium

                  (hereinafter referred to as the "Purchaser")

                                            - and -

                  E-AUCTION GLOBAL TRADING INC., a corporation incorporated under the laws of the State of Nevada

                  (hereinafter referred to as "e-Auction")


                  WHEREAS by a purchase agreement dated January 10, 2000 between the L.
Schelfhout, H. De Laet, e-Auction and the Purchaser (the "Purchase Agreement") L. Schelfhout,
H. De Laet and Schelfhout-De Laet (collectively referred to as the "Vendors") sold to the
Purchaser and the Purchaser purchased from the Vendors all of the issued and outstanding share capital of Schelfhout Computer Systemen N.V. on the terms and conditions set out in the
Purchase Agreement;

                  AND WHEREAS there are a number of issues ("Outstanding Issues") between the parties with respect to the Purchase Agreement, including: (i) an alleged misrepresentation by the Purchaser regarding litigation matters; (ii) the valuation given to the e-Auction Shares;
and (iii) a difference in the interpretation of Purchaser's obligations to provide freely tradable e-Auction Shares to the Vendors at the times set forth in the Purchase Agreement;

                  AND WHEREAS pursuant to subsection 2.5(a) of the Purchase Agreement, the
Vendors are entitled to sell up to 454,545 e-Auction Shares, in the aggregate, on and following: July 10, 2000 ("Six Month Shares"); and January 10, 2001 ("Twelve Month Shares");

                  AND WHEREAS pursuant to subsection 2.6(a) of the Purchase Agreement, the
Vendors are entitled to require the Purchaser to repurchase the Six Month Shares and/or the
Twelve Month Shares for a purchase price for each group of shares of US $750,000 in the event such shares are not freely tradable on the applicable release dates;

                  AND WHEREAS Schelfhout, H. De Laet, e-Auction and the Purchaser desire to resolve the Outstanding Issues by amending certain provisions of the Purchase Agreement in the following manner;

                  AND WHEREAS unless otherwise defined herein all of the capitalized terms in this Agreement shall have the meaning set forth in the Purchase Agreement;

                  NOW THERERFORE THIS AGREEMENT WITNESSETH that in consideration of the mutual covenants and agreements hereinafter set forth, the sum of one dollar ($1.00) now paid by each party hereto to each of the others and other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged by each of the parties hereto), the parties agree as follows:

1.       Subject to section 4 and section 5 below, the Vendors agree to waive any rights they may have pursuant to subsection 2.6(a) of the Purchase Agreement to require the
         Purchaser to repurchase the Six Month Shares and the Twelve Month Shares.

2.                (i) Subject to (b) below, the Purchaser and e-Auction agree to guarantee a floor price of US $1.65 per e-Auction Shares to be realized by the Vendors for the Six Month
Shares. During the period from January 10, 2000 to July 10, 2001 ("Guarantee Period"),
e-Auction and/or the Purchaser shall have the right to conclude a transaction ("e-Auction
Transaction") involving the Six Month Shares in order to realize proceeds to the Vendors of at least US$1.65 per e-Auction Share, the form of the transaction shall be at the discretion of
e-Auction and the Purchaser and may include, but not necessarily be limited to, a private placement of the Six Month Shares to a third party purchaser, or selling the Six Month Shares in the open market at a price of US$1.65 or higher per e-Auction Share or selling the Six Month
Shares in the open market at a price less than US $1.65 per e-Auction Share and e-Auction and/or the Purchaser paying to the Vendors the difference between the sale proceeds and the amount obtained by multiplying US$1.65 by the number of Six Month Shares (in the alternative,
e-Auction may sell an equivalent number of e-Auction Shares held by a third party and transfer the Six Month Shares to that third party).

                  (ii) e-Auction and/or the Purchaser shall provide the Vendors with written notice ("Sale Notice") of a proposed e-Auction Transaction. Within five (5) business days of the receipt of the Sale Notice, the Vendors shall either decline or accept the e-Auction
Transaction by providing written notice ("Response Notice") of their decision to e-Auction and the Purchaser. In the event that a Response Notice is not received by e-Auction and the
Purchaser within the five (5) business day period, the Vendors shall be deemed to have accepted the e-Auction Transaction. Upon such acceptance or deemed acceptance, the Vendors shall be obligated to complete the e-Auction Transaction and the Vendors shall provide such assistance and execute such documents and transfers as is reasonably required by e-Auction in order to complete the e-Auction Transaction. On the completion of the e-Auction Transaction, the proceeds therefrom shall be delivered to the Vendors.

                  (iii) In addition, at any time during the Guarantee Period, in the event an
e-Auction Transaction has not been accepted or deemed to be accepted, the Vendors shall have the right to retain or sell the Six Month Shares on their own by providing written notice
("Retention Notice") to e-Auction and the Purchaser of this decision.

(a)      In the event that the Vendors decline to accept an e-Auction Transaction or decide to retain or sell the Six Month Shares on their own during the Guarantee Period (the
         "Vendors Option"), the floor price referred to in (a) above shall not be applicable and the Vendors shall not be entitled to seek any amounts from the Purchaser and or
         e-Auction for such Six Month Shares. The Six Month Shares shall be delivered to
         Schelfhout within seven (7) business days of the receipt by e-Auction and the
         Purchaser of the Retention Notice or Response Notice declining an e-Auction
         Transaction.

(b)      In the event an e-Auction Transaction is completed, e-Auction and the Purchaser shall have no further obligations to the Vendors under the Purchase Agreement with respect to the Six Month Shares.

3.       In the event that e-Auction and/or the Purchaser are not able to deliver to the
         Vendors on July 10, 2001 Twelve Month Shares which are freely tradable pursuant to the
         Purchase Agreement, the provisions set out in section 2 above shall apply to the
         Twelve Month Shares, MUTATES MUTANDIS. For clarity, with respect to the Twelve Month
         Shares, the Guarantee Period shall be the eighteen (18) month period commencing on
         July 10, 2001 and ending on July 10, 2002, all references in section 2 to Six Month
         Shares shall be a reference to Twelve Month Shares, and the floor price shall remain at US$1.65 per e-Auction Share.
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4.       If the Purchaser and/or e-Auction default on their obligations as set forth in this
         Agreement, which default remains uncured for a period of thirty (30) days following the receipt by e-Auction and the Purchaser of written notice of the default from the
         Vendors, this Agreement shall be terminated and the parties shall be entitled to take whatever action they are entitled to under the Purchase Agreement. Notwithstanding the above, in the event that at the time of the uncured default an e-Auction Transaction has been completed involving the Six Month Shares and/or the Twelve Month Shares, this
         Agreement shall be effective as to such e-Auction Transaction and the Vendors shall not be entitled to take any action regarding such shares pursuant to the Purchase
         Agreement.

5.       In the event that (i) the Vendor has decided to complete a Vendor Option and an
         e-Auction Transaction has been completed, whichever is applicable, with respect to the
         Six Month Shares and/or Twelve Month Shares or (ii) the Vendor has decided to complete a Vendor Option or an e-Auction Transaction has been completed, whichever is applicable, with respect to the Six Month Shares and the Vendors have received Twelve
         Month Shares which are freely tradable pursuant to the Purchase Agreement, the Vendors agree not to take any action whatsoever regarding the Outstanding Issues and such
         Outstanding Issues shall be deemed to be satisfactorily resolved between the parties.

6.       In the event of a conflict between the provisions of this Agreement and a provision in the Purchase Agreement, the provisions of this Agreement shall prevail.

7.       Except as amended hereby, the provisions of the Purchase Agreement shall remain in full force and effect unamended on the date hereof.

8.       This Agreement shall be construed as an addendum to the Purchase Agreement.

9.       This Agreement shall be governed by and construed in accordance with the laws of
         Belgium.

10.      This Agreement may be executed by the parties in any number of separate counterparts each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument. Counterparts may be executed either in original or faxed form and the parties may adopt any signatures received by a receiving fax machine as original signatures of the parties, provided, however that any party providing its signature in such manner shall promptly forward to the other party an original of this signed copy of this agreement which was so faxed.

         IN WITNESS WHEREOF this Agreement has been executed by the parties hereto.

                                   /s/ Luc Schelfhout
---------------------------------  ---------------------------------------------
Witness                            LUC SCHELFHOUT
                                   Address:      9190 STEKENE, Bormte 204/A
                                   Facsimile:    03/779.99.89


                                   /s/ Hilde de Laet
---------------------------------  ---------------------------------------------
Witness                            HILDE DE LAET
                                   Address:      9190 STEKENE, Bormte 204/A
                                   Facsimile:    03/779.99.89

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                                   E-AUCTION BELGIUM N.V.

                                   e-Auction Global Trading Inc. (Nevada)

                                   Per: /s/ Dan McKenzie
                                        ----------------------------------------
                                   Name:            Dan McKenzie
                                         -------------------------------------
                                   Address:          9190 STEKENE, Zavelstraat 7
                                   Facsimile:
                                             ------------------------------------



                                   e-Auction Global Trading Inc. (Canada)


                                   Per: /s/ David Hackett
                                        ----------------------------------------
                                   Name:            David Hackett
                                         --------------------------------------
                                   Address:          9190 STEKENE, Zavelstraat 7
                                   Facsimile:
                                             ------------------------------------

                                   E-AUCTION GLOBAL TRADING INC.

                                   Per: /s/ Dan McKenzie
                                        ----------------------------------------
                                   Name:            Dan McKenzie
                                         ------------------------------------
                                   Address:          181 Bay Street, BCE Place,
                                                     Suite 4700, Wellington Tower
                                                     Toronto, Ontario
                                                     M5J 2T3
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